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                                                                   Exhibit 10.10


                                     FORM OF
                                    AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                              MANAGEMENT AGREEMENT



            WHEREAS, DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner") on behalf of MORGAN STANLEY DEAN WITTER SPECTRUM COMMODITY L.P., a Delaware limited partnership (the "Partnership"), and MORGAN STANLEY DEAN WITTER COMMODITIES MANAGEMENT, INC., a Delaware corporation (the "Trading Advisor"), have agreed to amend the Amended and Restated Management Agreement, dated as of April 1, 2000 (the "Management Agreement"), among the Partnership, the General Partner, and the Trading Advisor, to change the incentive fee payable to the Trading Advisor.


            WHEREAS, all provisions contained in the Management
Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

            NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

            1. The annual incentive fee percentage of 20% referred to in Section 6(a)(ii) of the Management Agreement is hereby changed to 17.5%.

            2. The foregoing change shall take effect as of December 1, 2000.
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            IN WITNESS WHEREOF, this Amendment to the Management
Agreement has been executed for and on behalf of the undersigned as of the 30th day of November, 2000.


                                    MORGAN STANLEY DEAN WITTER SPECTRUM
                                    COMMODITY L.P.

                                    By:   Demeter Management Corporation,
                                          General Partner


                                    By:
                                       -----------------------------------------
                                          Name:  Robert E. Murray
                                          Title: President



                                    DEMETER MANAGEMENT CORPORATION


                                    By:
                                       -----------------------------------------
                                          Name:  Robert E. Murray
                                          Title: President



                                    MORGAN STANLEY DEAN WITTER COMMODITIES
                                    MANAGEMENT, INC.


                                    By:
                                       -----------------------------------------
                                          Name:  Wayne D. Peterson
                                          Title: President